                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                     filed pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): March 30, 1998




                                 U.S. BANCORP
                                 ------------
            (Exact name of registrant as specified in its charter)



          Delaware                        0-6880                41-0255900
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(State or other jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                File Number)         Identification No.)




           601 Second Avenue South, Minneapolis, Minnesota      55402-4302
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code          (612) 973-1111
                                                   -----------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 5 Pages
                            Exhibit Index on Page 5
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Item 5. Other Events.
        ------------

     U.S. Bancorp (the "Company") has entered into Distribution Agreements with each of Morgan Stanley & Co. Incorporated, Piper Jaffray Inc., Dain Rauscher Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Lehman Brothers, Merrill Lynch & Co. and J.P. Morgan Securities Inc. for the public offering of up to $1,000,000,000 aggregate principal amount of its Medium-Term Notes, Series J (Senior) (the "Series J Notes") to be issued pursuant to the Indenture dated as of October 1, 1991 (the "Senior Note Indenture") between the Company and Citibank, N.A., as Senior Note Trustee, and the Officers' Certificate and Company Order dated March 30, 1998, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture and/or its Medium-Term Notes, Series K (the "Series K Notes" and, together with the Series J Notes, the "Notes") to be issued pursuant to the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Subordinated Note Indenture") between the Company and Citibank, N.A., as Subordinated Note Trustee, and the Officers' Certificate and Company Order dated March 30, 1998, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-45211.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c)  Exhibits.

          1.1 Form of Distribution Agreement between the Company and each of Morgan Stanley & Co. Incorporated, Piper Jaffray Inc., Dain Rauscher Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Lehman Brothers, Merrill Lynch & Co. and J.P. Morgan Securities Inc., as Agents (incorporated herein by reference to Exhibit 1.2 to the Company's Registration Statement on Form S-3 (File No. 33-58521)).

          4.1 Officers' Certificate and Company Order dated March 30, 1998, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

          4.2 Officers' Certificate and Company Order dated March 30, 1998, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

                               Page 2 of 5 Pages
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     4.3  Specimens of Notes:

          (a)    Series J Fixed Rate Note
          (b)    Series J Floating Rate Note
          (c)    Series J Original Issue Discount Zero Coupon Note
          (d)    Series J Original Issue Discount Fixed Rate Note
          (e)    Series K Fixed Rate Note
          (f)    Series K Floating Rate Note
          (g)    Series K Original Issue Discount Zero Coupon Note
          (h)    Series K Original Issue Discount Fixed Rate Note

                               Page 3 of 5 Pages

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 1998

                                  U.S. BANCORP


                                           By:  /s/ David J. Parrin
                                              ---------------------------------
                                           David J. Parrin
                                           Senior Vice President and Controller


                               Page 4 of 5 Pages
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                                INDEX TO EXHIBITS
                                -----------------

(c) Exhibits                                                          Page No.
    --------                                                          -------

    4.1  Officers' Certificate and Company Order dated March 30,
         1998, pursuant to Sections 201, 301 and 303 of the Senior
         Note Indenture (excluding exhibits thereto)..................

    4.2  Officers' Certificate and Company Order dated March 30,
         1998, pursuant to Sections 201, 301 and 303 of the
         Subordinated Note Indenture (excluding exhibits thereto).....

    4.3  Specimens of Notes:

         (a)   Series J Fixed Rate Note...............................
         (b)   Series J Floating Rate Note............................
         (c)   Series J Original Issue Discount Zero Coupon Note......
         (d)   Series J Original Issue Discount Fixed Rate Note.......
         (e)   Series K Fixed Rate Note...............................
         (f)   Series K Floating Rate Note............................
         (g)   Series K Original Issue Discount Zero Coupon Note......
         (h)   Series K Original Issue Discount Fixed Rate Note.......


                               Page 5 of 5 Pages